Exhibit 10.2

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
1	111	Rolling Hills Health Care Center	$330,644.00	0.5920455%
2	136	LaSalle Healthcare Center	64,052.00	0.1146904%
3	168	Lakewood Healthcare Center	972,070.00	1.7405721%
4	216	Hillcrest Rehab Care Center	436,262.00	0.7811634%
5	222	Nampa Care Center	403,119.00	0.7218181%
6	223	Weiser Rehab & Care Center	639,342.00	1.1447950%
7	278	Oakview Nursing & Rehab Center	338,161.00	0.6055054%
8	282	Maple Manor Healthcare Center	662,965.00	1.1870939%
9	289	San Luis Medical & Rehab Center	1,016,552.00	1.8202208%
10	294	Windsor Estates Health & Rehab Center	522,303.00	0.9352269%
11	320	Magnolia Gardens Care Center	196,927.00	0.3526142%
12	407	Parkwood Health Care Center	391,583.00	0.7011619%
13	420	Maywood Acres Healthcare Center	66,566.00	0.1191920%
14	508	Crawford Skilled Nursing & Rehab Center	816,907.00	1.4627398%
15	513	Hallmark Nursing & Rehab Center	1,127,319.00	2.0185583%
16	532	Hillcrest Nursing Center	1,059,409.00	1.8969598%
17	534	Country Gardens Skilled. Nursing & Rehab	782,791.00	1.4016523%
18	545	Eastside Rehab & Living Center	209,459.00	0.3750537%
19	549	Kennebunk Nursing Center	706,077.00	1.2642895%
20	578	West Lafayette Rehab & Nursing Center	77,687.00	0.1391050%
21	584	Franklin Skilled Nursing & Rehab Center	672,063.00	1.2033846%
22	592	Greenbriar Terrace Healthcare	2,289,545.00	4.0996205%
23	634	Cambridge Health & Rehab Center	1,365,657.00	2.4453223%
24	641	Torrey Pines Care Center	434,869.00	0.7786691%
25	690	Wasatch Valley Rehabilitation	613,250.00	1.0980751%
26	706	Guardian Care of Henderson	635,186.00	1.1373533%
27	711	Kinston Rehab and Healthcare Center	655,418.00	1.1735804%
28	726	Guardian Care of Elizabeth City	962,599.00	1.7236135%
29	743	Desert Life Rehab & Care Center	1,164,212.00	2.0846183%
30	744	Cherry Hills Health Care Center	463,961.00	0.8307607%
31	766	Colonial Manor Medical & Rehab Center	1,584,841.00	2.8377895%
32	780	Columbus Health & Rehab Center	364,947.00	0.6534679%
33	804	Rehab & Health Center of Birmingham	137,134.00	0.2455498%
34	822	Primacy Healthcare & Rehab Center	2,197,074.00	3.9340435%
35	826	Harbour Point Med. & Rehab Center	1,784,253.00	3.1948532%
36	842	Bay Pointe Medical & Rehab Center	283,945.00	0.5084271%

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
37	1224	Health Havens Nursing & Rehab Center	299,933.00	0.5370550%
38	1228	Lafayette Nursing & Rehab Center	2,088,479.00	3.7395951%
39	4611	Kindred Hospital Bay Area St. Petersburg Campus	3,314,459.00	5.9348142%
40	4612	Kindred Hospital Kansas City	3,725,599.00	6.6709945%
41	4615	Kindred Hospital Sycamore	3,295,806.00	5.9014144%
42	4653	Kindred Hospital Tarrant County Ft Worth SW Campus	2,295,535.00	4.1103461%
43	4654	Kindred Hospital Houston NW Campus	2,758,205.00	4.9387952%
44	4668	Kindred Hospital Ft. Worth	1,958,869.00	3.5075177%
45	4674	Kindred Hospital Central Tampa	4,171,896.00	7.4701264%
46	4807	Kindred Hospital Ontario	5,509,800.00	9.8657546%

		Total Master Lease # 2	$55,847,730.00	100.00000%